DEFINED ASSET FUNDS-SM-
----------
     ----------

                                       EQUITY INVESTOR FUND
                                       CONCEPT SERIES
                                       REAL ESTATE INCOME FUND--3
                                       (A UNIT INVESTMENT TRUST)
                                       -  MONTHLY INCOME
                                       -  PROFESSIONAL SELECTION
                                       -  REINVESTMENT OPTION


Sponsor:
Merrill Lynch,[el]
Pierce, Fenner & Smith Incorporated


------------------------
The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated December 17, 1999.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, SEPTEMBER 30, 1999.

CONTENTS
                                       PAGE
                                       ---
Risk/Return Summary..................    3
What You Can Expect From Your
  Investment.........................    6
  Income.............................    6
  Records and Reports................    6
The Risks You Face...................    6
  Concentration Risk.................    6
  Litigation and Legislation Risks...    6
Selling Units........................    6
  Sponsor's Secondary Market.........    7
  Selling Units to the Trustee.......    7
How The Fund Works...................    7
  Pricing............................    7
  Evaluations........................    7
  Income.............................    7
  Expenses...........................    8
  Portfolio Changes..................    8
  Fund Termination...................    9
  Certificates.......................    9
  Trust Indenture....................    9
  Legal Opinion......................   10
  Auditors...........................   10
  Sponsors...........................   10
  Trustee............................   10
  Underwriters' and Sponsor's
    Profits..........................   11
  Public Distribution................   11
  Code of Ethics.....................   11
  Year 2000 Issues...................   11
Taxes................................   11
Supplemental Information.............   12
Financial Statements.................  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?

     The Portfolio seeks total return through capital appreciation and high current income by investing for approximately one year in a fixed portfolio of publicly traded equity real estate investment trusts.

     You can participate in the Portfolio by
     purchasing units. Each unit represents
     an equal share of the stocks in the
     Portfolio and receives an equal share of income distributions.

 2.  WHAT IS THE PORTFOLIO'S INVESTMENT
     STRATEGY?

  -  The Portfolio contains 25 equity REITs
     selected by the Sponsor with research
     provided by a professional REIT
     consultant, Cohen & Steers Capital
     Management, Inc. Working with Cohen &
     Steers, we selected each REIT stock
     based on research including:
     -- risk-adjusted potential returns;
     -- performance under varying economical
        conditions;
     -- financial strength and flexibility;
     -- cash-flow quality; and
     -- growth potential.

  -  We also considered liquidity, yield and
     diversification by category and
     geographic location.

  -  In the opinion of the Sponsor, on the
     initial date of deposit, these REITs
     have attractive dividend yields and the
     potential for capital appreciation and
     increasing dividends.

  -  Over the long-term, REITs tend to be a
     hedge against inflation, and have
     historically demonstrated a low
     correlation to price movements of major
     indices.

  -  Investing in the Portfolio rather than
     in only one or two of the underlying
     REITs is a way to diversify your
     investment, even though 100% of the
     Portfolio is invested in a single
     industry.

     The Portfolio plans to hold the stocks
     in the Portfolio for about one year. At
     the end of approximately one year, we
     will liquidate the Portfolio and select
     a new portfolio, if available.

 3.  WHAT REAL ESTATE SECTORS ARE REPRESENTED
     IN THE PORTFOLIO?

     The Portfolio contains REITs in the
     following real estate sectors:

  -  Office/Industrial                      33%
  -  Apartment                              24
  -  Regional Mall                          14
  -  Healthcare                              9
  -  Shopping Center                        12
  -  Industrial                              8

 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE
     PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  The Portfolio is considered to be
     "concentrated" in the real estate
     industry and is subject to certain risks associated with ownership of real estate generally and the value of REITs in particular.
     -- The REIT market has undergone
        considerable growth and change in
        recent years with the transformation
        from private to public ownership of
        real estate. Significant developments
        affecting REITs, which are generally
        disclosed in periodic reports filed
        by the REITs under the federal
        securities laws, are expected to
        continue.

  -  There can be no assurance that the
     issuers of the underlying securities
     will pay dividends.

  -  Stock prices can be volatile.

  -  Share prices and dividend yields may
     decline during the life of the
     Portfolio.

  -  The Portfolio may continue to purchase
     or hold the REITs originally selected
     even though their market value or yield
     may have changed.

 5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?

     Yes, if you want total return through
     capital appreciation and high dividend
     income. You will benefit from a
     professionally selected and supervised
     portfolio whose risk is reduced by
     investing in equity securities of
     different issuers.
     The Portfolio is NOT appropriate for you if you are unwilling to take the risk involved with an equity REIT investment.
     It may not be appropriate for you if you are seeking preservation of capital.

 6.  WHAT ARE THE PORTFOLIO'S FEES AND
     EXPENSES?

     This table shows the costs and expenses
     you may pay, directly or indirectly,
     when you invest in the Portfolio.

                                                   $0.88
     Trustee's Fee
                                                   $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees   (including updating
     expenses)
     ESTIMATED ANNUAL OPERATING EXPENSES
                                                  AMOUNT
                                                 PER 1,000
                                                   UNITS
                                                 ---------
                                                   $0.20
     Organization Costs
                                                   $1.50
     REIT Consultant's Fee
                                                   $0.51
     Other Operation Expenses
                                                   -------
                                                   $3.59
     TOTAL

     The Sponsor historically paid
     organization costs and updating
     expenses.

     INVESTOR FEES

                                              4.50%
     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)

     You will pay an up-front sales fee of
     approximately 1.00%. In addition,
     monthly deferred sales charges of $2.50
     per 1,000 units will be deducted from
     the Portfolio's net asset value
     November 1, 1999 through May 1, 2000.

     The maximum sales fees are as follows:

                               YOUR MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------       ------------
     Less than $50,000             2.75%
     $ 50,000 to $99,999           2.50%
     $100,000 to $249,999          2.00%
     $250,000 to $999,999          1.75%
     $1,000,000 or more            1.00%

     Selling dealers will be entitled to a
     concession of $11 per 1,000 units ($5
     per 1,000 units from purchases of $1
     million or more).

 7.  IS THE PORTFOLIO MANAGED?
     Unlike a mutual fund, the Portfolio is
     not managed and securities are not sold
     because of market changes. The Sponsor
     monitors the portfolio and may instruct
     the Trustee to sell securities under
     certain limited circumstances.

 8.  HOW DO I BUY UNITS?

     You can buy units from the Sponsor and
     other broker-dealers. The Sponsor is
     listed later in this prospectus. Some
     banks may offer units for sale through
     special arrangements with the Sponsor,
     although certain legal restrictions may
     apply. Employees of the Sponsor and
     Sponsor affiliates and non-employee
     directors of the Sponsor may purchase
     Units at a reduced sales charge.

     The minimum investment is $250.

     UNIT PRICE PER 1,000 UNITS       $883.64
     (as of September 30, 1999)

     Unit price is based on the net asset
     value of the Portfolio plus the up-front sales fee.
     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 4:00 p.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

 9.  HOW DO I SELL UNITS?

     You may sell your units at any time to
     the Sponsor or the Trustee for the net
     asset value determined at the close of
     business on the date of sale, less any
     remaining deferred sales fee and the
     costs of liquidating securities to meet
     the redemption.

10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?

     The Fund pays monthly distributions of
     any dividend income, net of expenses, on the 25th of each month if you own units on the 10th of that month. Distributions of ordinary income will be dividends for federal income tax purposes and will not be eligible for the dividends-received deduction for corporations. Certain distributions may be designated as capital gain dividends, which may be eligible for the 20% maximum federal tax rate in the hands of noncorporate investors. Distributions to foreign investors will generally be subject to withholding taxes.

11.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You may choose to reinvest your
     distributions into additional units of
     the Portfolio. You will pay only the
     deferred sales fee remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.

     EXCHANGE PRIVILEGES
     You may exchange units of this Portfolio for units of certain other Defined Asset
     Funds. You may also exchange into this
     Portfolio from certain other funds. We
     charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received monthly during its life. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
  - changes in the Portfolio because of additional securities purchases or sales;
  - a change in the Portfolio's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- annual reports on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, the Portfolio is said to be "concentrated" in that industry, which makes the Portfolio less diversified.

Many factors can have an adverse impact on the performance of a particular REIT, its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. Risks associated with the direct ownership of real estate include, among other factors:
  - general and local economic conditions;
  - decline in real estate values;
  - the financial health of tenants;
  - overbuilding and increased competition for tenants;
  - oversupply of properties for sale, changing demographics, changes in interest rates, changes in government regulations, faulty construction;
  - changes in neighborhood values;
  - the unavailability of construction financing or mortgage loans at rates acceptable to developers.
  - Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular.
  - E-commerce though the internet may have an adverse impact on retail sales of tenants of retail shopping centers and to a lesser extent, regional malls.
  - The financial condition of some tenants of healthcare REITs have been adversely affected by the balanced budget amendment of 1997 which reduced medicare reimbursement levels.
  - REITs may not be diversified and are subject to;
      -- the risks of financing projects;
      -- defaults by borrowers;
      -- self-liquidation; and
      -- the market's perception of the REIT industry generally.

  - Certain REITs in the Portfolio may be structured as UPREITs. This form of REIT owns an interst in a partnership that owns real estate, which can result in a potential conflict of interest between shareholders who may want to sell an asset and partnership interest holders who would be subject to tax liability if the REIT sells the property.
  - In some cases, REITs have entered into "no sell" agreements, which are designed to avoid a taxable event to the holders of partnership units by preventing the REIT from selling the property. This kind of arrangement could mean that the REIT would refuse a lucrative offer for an asset or be forced to hold on to a poor asset. Because 'no sell' agreements are often undisclosed, the Sponsor is unable to state whether any of the REITs in the Portfolio have entered into this kind of arrangement.

REIT TAXATION RISK

Each REIT in which the Portfolio invests will have stated its intention to be treated as a "real estate investment trust." However, we cannot assure you that the REITs have complied or will comply with the numerous requirements necessary for a REIT to qualify as a "real estate investment trust." If a REIT fails to so qualify, its taxable income will be subject to a regular corporate tax, and it will not be eligible for a treatment as a REIT for the next four taxable years.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:
  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

SPONSOR'S SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the Sponsor will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Real Estate Income Fund if one is available.

If you hold your units with the Sponsor and notify your financial adviser by October 27, 2000, your units will be redeemed and the proceeds from the sale of the securities will be reinvested in units of the new Real Estate Income Fund. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates. The Portfolio will terminate by November 24, 2000.

You may exchange units of this Portfolio for units of another Select or Focus Series or certain other Defined Asset Funds at a reduced sales fee any time before this

Portfolio terminates. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
- The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of estimated expenses. Each investor's monthly income distribution will equal approximately one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;
  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

The Sponsor is currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsor.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

The Sponsor will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsor determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or
  - continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSOR

The Sponsor is:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, Unit Investment Trust Department, Box 974-Wall Street Station, New York, New York 10268-0974, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSOR'S PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsor before the settlement date for those units may be used in the Sponsor's businesses to the extent permitted by federal law and may benefit the Sponsor.

The Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

On units sold or redeemed, dealers will be entitled to a concession of $11 per 1,000 Units ($5 per 1,000 Units for purchases of $1 million or more).

The Sponsor does not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Sponsor has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Portfolio as a whole.

ADVERTISING AND SALES LITERATURE

Advertising and sales literature may include brief descriptions of the principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio intends to qualify for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Portfolio's dividend income and of the Portfolio's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Portfolio's taxable income not attributable to the Portfolio's net capital gain. Distributions to you in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors will not be eligible for the 70% dividends-received deduction with respect to these distributions.

Distributions to you of the Portfolio's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units (including pursuant to the rollover option), you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your units will be long-term if you have held you units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge. You should not increase your basis in your Units by deferred sales charges or organizational expenses, because the tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted. You should not increase your basis in your Units by deferred sales charges by organizational expenses.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. Based on the advice of our special counsel as to existing law, the Trustee does not intend to withhold from distributions to you of a Portfolio's net capital gain. Gain from sale or redemption of your units should not be subject to withholding tax. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

EQUITY INVESTOR FUND - CONCEPT SERIES,
REAL ESTATE INCOME FUND - 3,
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
  of Equity Investor Fund - Concept Series,
  Real Estate Income Fund - 3, Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Investor Fund
- Concept Series, Real Estate Income Fund - 3, Defined Asset Funds including the portfolio, as of September 30, 1999 and the related statements of operations and of changes in net assets for the period October 31, 1998 to September 30, 1999. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at September 30, 1999, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Equity Investor Fund - Concept Series, Real Estate Income Fund - 3, Defined Asset Funds at September 30, 1999 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
November 22, 1999

EQUITY INVESTOR FUND - CONCEPT SERIES,
REAL ESTATE INCOME FUND - 3,
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF SEPTEMBER 30, 1999

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $62,182,463) (Note 1).................                  $58,481,544
   Dividends receivable...........................                     465,650
   Receivable for securities sold.................                     124,922
   Cash...........................................                      10,995
                                                                ---------------

             Total trust property.................                  59,083,111


 LESS LIABILITIES:
   Redemption Payable.............................  $   168,749
   Accrued Expenses...............................       47,036
   Deferred sales charge payable..................      992,239      1,208,024
                                                    ------------ --------------

 NET ASSETS, REPRESENTED BY:
  66,099,273 units of fractional undivided
     interest outstanding (Note 3)................   57,445,137
   Undistributed net investment income............      429,950
                                                    ------------
                                                                   $57,875,087
                                                                 ==============

 UNIT VALUE ($57,875,087/66,099,273 units)........                    $0.87558
                                                                 ==============


                       See Notes to Financial Statements.

 EQUITY INVESTOR FUND - CONCEPT SERIES,
 REAL ESTATE INCOME FUND - 3,
 DEFINED ASSET FUNDS

 STATEMENT OF OPERATIONS

                                                          October 31,
                                                             1998
                                                              to
                                                         September 30,
                                                             1999
                                                       -----------------
 INVESTMENT INCOME:
   Dividend income.................................       $3,630,267
   Trustee's fees and expenses.....................          (65,932)
   Sponsors' fees .................................          (25,511)
                                                       -----------------

   Net investment income...........................        3,538,824
                                                       -----------------

 REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
   Realized loss on securities sold
     or redeemed...................................         (258,856)
   Unrealized depreciation of investments..........       (3,700,919)
                                                       -----------------
   Net realized and unrealized loss on
     investments...................................       (3,959,775)
                                                       -----------------

 NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................       $ (420,951)
                                                       =================


                       See Notes to Financial Statements.

 EQUITY INVESTOR FUND - CONCEPT SERIES,
 REAL ESTATE INCOME FUND - 3,
 DEFINED ASSET FUNDS

 STATEMENT OF CHANGES IN NET ASSETS


                                                          October 31,
                                                            1998
                                                             to
                                                          September 30,
                                                            1999
                                                       -----------------
 OPERATIONS:
   Net investment income...........................     $  3,538,824
   Realized loss on securities sold
     or redeemed...................................         (258,856)
   Unrealized depreciation of investments..........       (3,700,919)
                                                       -----------------
   Net decrease in net assets resulting
     from operations...............................         (420,951)
                                                       -----------------

 DISTRIBUTIONS TO HOLDERS (Note 2)
   Income..........................................       (3,341,996)
   Principal.......................................          (13,948)
                                                       -----------------
   Total distributions.............................       (3,355,944)
                                                       -----------------

CAPITAL SHARE TRANSACTIONS:
   Issuance of 70,671,564 units....................       67,058,084
   Redemptions of 4,827,449 units..................       (4,482,545)
   Consulting fees.................................          (66,575)
   Deferred sales charge...........................         (992,239)
   Organizational expense..........................         (114,192)
                                                       -----------------
   Net capital share transactions..................       61,402,533
                                                       -----------------
   NET INCREASE IN NET ASSETS......................       57,625,638

 NET ASSETS AT BEGINNING OF PERIOD.................          249,449
                                                       -----------------

 NET ASSETS AT END OF PERIOD.......................      $57,875,087
                                                       =================

 PER UNIT:
   Income distributions during period..............         $0.06137
   Principal distributions during period...........         $0.00059
                                                       =================
   Net asset value at end of period................         $0.87558
                                                       =================
 TRUST UNITS OUTSTANDING AT END OF PERIOD..........       66,099,273
                                                       =================

                       See Notes to Financial Statements.

 EQUITY INVESTOR FUND - CONCEPT SERIES,
 REAL ESTATE INCOME FUND - 3,
 DEFINED ASSET FUNDS

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and, for securities not so listed, value is based on the over-the-counter market. Gains and losses on sales of securities are determined using the first-in, first-out cost method.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income is recorded as earned on the ex-dividend date.

  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are also distributed periodically.

  3. NET CAPITAL

     Cost of 66,099,273 units at Date of Deposit.................................   $62,561,743
     Less sales charge...........................................................       989,730
                                                                                  --------------
     Net amount applicable to Holders............................................    61,572,013

     Redemptions of units - net cost of 4,827,449 units redeemed less
       redemption amounts........................................................        27,615
     Principal distribution......................................................       (13,948)
     Realized loss on securities sold or redeemed................................      (258,856)
     Net unrealized depreciation of investments..................................    (3,700,919)
     Consulting fee..............................................................       (66,575)
     Organizational expense......................................................      (114,192)
                                                                                  --------------

     Net capital applicable to Holders...........................................   $57,445,137
                                                                                  ==============

4. INCOME TAXES

      As of September 30, 1999, net unrealized depreciation of investments, based on cost for Federal income tax purposes, aggregated $3,700,919, of which $759,368 related to appreciated securities and $4,460,287 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $62,182,463 at September 30, 1999.

 EQUITY INVESTOR FUND - CONCEPT SERIES
 REAL ESTATE INCOME FUND - 3
 DEFINED ASSET FUNDS

 PORTFOLIO
 AS OF SEPTEMBER 30, 1999


                                                                                Current
 Portfolio No. and Title of                           Number of    Percentage   Dividend
          Securities                                     Shares    of fund(1)   Yield(3)         Cost     Market Value(2)
          ----------                                     ------    ----------   --------         ----     ---------------
 1 Apartment Investment & Management Co.                  74,480    4.87%         2.50     $ 2,772,382   $ 2,848,680
 2 Archstone Communities Trust                           128,300    4.24          1.48       2,595,623     2,477,794
 3 Arden Realty                                          123,536    4.59          1.78       2,853,730     2,686,908
 4 Brandywine                                            143,592    3.99          1.56       2,538,030     2,333,370
 5 Cabot Industrial Trust                                128,600    4.23          1.36       2,524,208     2,475,550
 6 Camden Property Trust                                  93,480    4.30          2.08       2,405,665     2,512,275
 7 CarrAmerica Realty Corporation                        120,434    4.52          1.85       2,765,261     2,642,021
 8 Charles E. Smith Residential Realty, Inc.              81,424    4.76          2.14       2,456,613     2,783,683
 9 Crescent Real Estate Equities Co.                     106,744    3.29          2.20       2,412,781     1,921,392
10 Developers Diversified Realty Corporation             138,288    3.31          1.40       2,303,067     1,936,032
11 First Industrial Realty Trust                          99,998    4.23          2.40       2,570,824     2,474,951
12 Health Care Property Investors, Inc.                   72,888    3.27          2.80       2,167,510     1,913,310
13 Highwoods Properties, Inc.                             94,734    4.19          2.22       2,374,275     2,451,242
14 JDN Realty Corporation                                120,554    4.23          1.58       2,531,560     2,471,357
15 JP Realty, Inc.                                       120,920    3.54          1.86       2,420,658     2,070,755
16 Liberty Property Trust                                109,266    4.24          2.08       2,548,523     2,478,972
17 Mack-Cali Realty Corporation                           87,308    4.00          2.20       2,604,425     2,340,946
18 Nationwide Health Properties, Inc.                    112,868    3.21          1.80       2,296,911     1,876,431
19 OMEGA Healthcare Investors, Inc.                       82,204    2.95          2.80       2,186,846     1,726,284
20 Post Properties, Inc.                                  66,942    4.50          2.80       2,512,064     2,631,657
21 Regency Realty Corporation                            112,688    4.05          1.84       2,437,955     2,366,448

 EQUITY INVESTOR FUND - CONCEPT SERIES
 REAL ESTATE INCOME FUND - 3
 DEFINED ASSET FUNDS

 PORTFOLIO
 AS OF SEPTEMBER 30, 1999


                                                                                Current
 Portfolio No. and Title of                           Number of    Percentage   Dividend
          Securities                                     Shares    of fund(1)   Yield(3)         Cost     Market Value(2)
          ----------                                     ------    ----------   --------         ----     ---------------
22 Simon Property Group, Inc.                             86,718    3.33          2.02     $ 2,388,443   $ 1,945,735
23 SL Green Realty Corporation                           135,466    4.75          1.40       2,724,403     2,777,053
24 Taubman Centers, Inc.                                 187,006    3.68          0.96       2,433,769     2,150,569
25 The Macerich Company                                   94,614    3.74          1.94       2,356,937     2,187,949
                                                                   -------                 -----------   -----------
            Total                                                  100.00%                 $62,182,463   $58,481,544
                                                                   =======                 ===========   ===========

 (1) Based on cost to the fund.
 (2) See Notes to the Financial Statements.
 (3) Based on the latest quarterly or semiannual declaration

              Defined
            Asset Funds-SM-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         CONCEPT SERIES
recent free Information                  REAL ESTATE INCOME FUND--3
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-66087) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                    32690--12/99

Merrill Lynch,                           Prospectus dated December 17, 1999.
Pierce, Fenner & Smith Incorporated


                                       15